                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 5, 1997


              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)


      STATE OF WASHINGTON                  0-16718               91-1366564
-------------------------------          -----------         -------------------
  (State or other jurisdiction           (Commission           (IRS Employer
       of incorporation)                 File Number)        Identification No.)


                      NORTHLAND COMMUNICATIONS CORPORATION
                          3600 WASHINGTON MUTUAL TOWER
                  1201 THIRD AVENUE, SEATTLE, WASHINGTON 98101
       -----------------------------------------------------------------
             (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (206) 621-1351
                                                           --------------


                                      N.A.
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)


This filing contains _________ pages. Exhibits Index appears on page _________.

                                                                                 Sequentially
                                                                                   Numbered
                                                                                     Page
                                                                                 ------------


Item 7.     Financial Statements and Exhibits
            Financial Statements, Pro Forma

(a)         Financial Statements of Royston/Toccoa
            --------------------------------------
            Cable Systems
            -------------

            For the Years Ended 1996 and 1995 and for the Nine
               Months Ended September 30, 1997 and 1996 (unaudited)

               Report of Independent Public Accountants

               Balance Sheet as of December 31, 1996 and 1995
                 and as of September 30, 1997 (unaudited)

               Statement of Operations for the Years Ended
                 December 31, 1996 and 1995 and for the Nine Months
                 Ended September 30, 1997 and 1996 (unaudited)

               Statement of Changes in Equity for the Years Ended
                 December 31, 1996 and 1995 and for the Nine Months
                 Ended September 30, 1997 (unaudited)

               Statement of Cash Flows for the Years Ended
                 December 31, 1996 and 1995 and for the Nine Months
                 Ended September 30, 1997 and 1996 (unaudited)

               Notes to Financial Statements

(b)         Pro Forma Financial Statements
            ------------------------------

            Introduction

            Pro Forma Unaudited Statement of Operations for the Nine Months Ended September 30, 1997

            Pro Forma Unaudited Balance Sheet as of
            September 30, 1997

            Pro Forma Unaudited Statement of Operations for the Year Ended December 31, 1996

            Notes to the Pro Forma Unaudited Financial
            Statements

(b)(2)(c)   Exhibits

            NONE


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                    BY: Northland Communications Corporation,
                        Managing General Partner



                 Dated: 2/18/1998   BY: /s/ GARY S. JONES
                                        ---------------------
                                            Gary S. Jones
                                            (Vice President)

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 1996 AND 1995

                        REPORT OF INDEPENDENT ACCOUNTANTS

To The Shareholder and Board of Directors of
Robin Media Group, Inc.

In our opinion, the accompanying balance sheet and the related statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of Royston/Toccoa Cable Systems, a component of Robin Media Group, Inc., at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Robin Media Group, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP

San Francisco, California
December 18, 1997

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)
BALANCE SHEET(IN THOUSANDS)

                                                      SEPTEMBER 30,      DECEMBER 31,
                                                                      -------------------
                                                          1997         1996         1995
                                                         ------       ------       ------
                                                      (UNAUDITED)
ASSETS
Accounts receivable, net of allowance for doubtful
   accounts of $9 (unaudited), $9 and $12                   288          317          254
Receivables from related parties                             --           --            8
Prepaid expenses                                              9            7            5
                                                         ------       ------       ------

Total current assets                                        297          324          267

Intangible assets, net                                       18          888        2,176
Property and equipment, net                               1,352        1,366        1,476
Deferred income taxes                                       372           86           --
Other assets                                                 50            5            6
                                                         ------       ------       ------

Total assets                                             $2,089       $2,669       $3,925
                                                         ======       ======       ======

LIABILITIES AND EQUITY
Accounts payable and accrued liabilities                 $  465       $  559       $  520
Deferred revenue                                            234          192          219
Payables to related parties                                   4           12           --
                                                         ------       ------       ------

Total current liabilities                                   703          763          739
Deferred income taxes                                        --           --          411
                                                         ------       ------       ------

Total liabilities                                           703          763        1,150
                                                         ------       ------       ------

Commitments and contingencies (Note 8)

Equity                                                    1,386        1,906        2,775
                                                         ------       ------       ------

Total liabilities and equity                             $2,089       $2,669       $3,925
                                                         ======       ======       ======


                See accompanying notes to financial statements.

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

STATEMENT OF OPERATIONS(IN THOUSANDS)

                                         FOR THE NINE MONTHS ENDED       FOR THE YEAR ENDED
                                                SEPTEMBER 30,                DECEMBER 31,
                                          ----------------------        ----------------------
                                           1997           1996           1996           1995
                                          -------        -------        -------        -------
                                              (UNAUDITED)
REVENUES

Basic and cable services                  $ 1,569        $ 1,466        $ 1,950        $ 1,856
Pay services                                  183            213            282            261
Other services                                217            256            348            340
                                          -------        -------        -------        -------

                                            1,969          1,935          2,580          2,457
                                          -------        -------        -------        -------

OPERATING EXPENSES

Program fees                                  388            311            420            364
Other direct expenses                         284            230            326            313
Depreciation and amortization               1,020          1,224          1,631          2,017
Selling, general and administrative
   expenses                                   387            395            520            553
Management and consulting fees                  5              6              8             14
                                          -------        -------        -------        -------

                                            2,084          2,166          2,905          3,261
                                          -------        -------        -------        -------

Loss from operations                         (115)          (231)          (325)          (804)
                                          -------        -------        -------        -------

OTHER INCOME (EXPENSE)

Other income                                    3              3              4             --
Other expense                                  (1)            --             --             (2)
                                          -------        -------        -------        -------

                                                2              3              4             (2)
                                          -------        -------        -------        -------

Loss before income tax benefit               (113)          (228)          (321)          (806)
Income tax benefit                             44             87            121            306
                                          -------        -------        -------        -------

NET LOSS                                  $   (69)       $  (141)       $  (200)       $  (500)
                                          =======        =======        =======        =======


                See accompanying notes to financial statements.

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

STATEMENT OF CHANGES IN EQUITY(IN THOUSANDS)



                                                EQUITY
                                                -------
Balance at December 31, 1994                    $ 4,190
Net loss                                           (500)
Net distributions to parent                        (915)
                                                -------

Balance at December 31, 1995                      2,775
Net loss                                           (200)
Net distributions to parent                        (669)
                                                -------

Balance at December 31, 1996                      1,906
Net loss (unaudited)                                (69)
Net distributions to parent (unaudited)            (451)
                                                -------

Balance at September 30, 1997 (unaudited)       $ 1,386
                                                =======



               See accompanying notes to financial statements.

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

STATEMENT OF CASH FLOWS(IN THOUSANDS)



                                                FOR THE NINE MONTHS ENDED        FOR THE YEAR ENDED
                                                       SEPTEMBER 30,                DECEMBER 31,
                                                 ----------------------        ----------------------
                                                  1997           1996           1996           1995
                                                 -------        -------        -------        -------
                                                      (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net loss                                      $   (69)       $  (141)       $  (200)       $  (500)
   Adjustments to reconcile net loss
      to cash flows from operating
      activities:
        Depreciation and amortization              1,020          1,224          1,631          2,017
        Loss on disposal of fixed assets              --             --             --              2
        Changes in assets and liabilities:
          Accounts receivable                         29              1            (63)           (33)
          Receivables from related parties            --              8              8             (1)
          Prepaid expenses                            (2)            (7)            (2)            (3)
          Deferred income taxes                     (286)          (348)          (497)          (644)
          Other assets                               (45)           (24)             1             --
          Accounts payable and
             accrued liabilities                     (94)           (84)            39             94
          Deferred revenue                            42             (1)           (27)            44
          Payables to related parties                 (8)             5             12             --
                                                 -------        -------        -------        -------

   Cash flows from operating activities              587            633            902            976
                                                 -------        -------        -------        -------

CASH FLOWS USED BY INVESTING ACTIVITIES-
   Purchases of property and equipment              (136)           (56)          (233)           (61)
                                                 -------        -------        -------        -------

CASH FLOWS USED BY FINANCING ACTIVITIES-
   Net distributions to parent                      (451)          (577)          (669)          (915)
                                                 -------        -------        -------        -------

Net change in cash                                    --             --             --             --

Cash at beginning of period                           --             --             --             --
                                                 -------        -------        -------        -------

Cash at end of period                            $    --        $    --        $    --        $    --
                                                 =======        =======        =======        =======



               See accompanying notes to financial statements.

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

1.   BASIS OF PRESENTATION

     TRANSACTION

     On August 27, 1997, Robin Media Group, Inc. ("RMG"), referred to as the "Company", entered into an Asset Purchase and Sale Agreement (the "Agreement") with Northland Cable Properties Seven Limited Partnership ("NCP Seven"), which provides for the sale of certain of the Company's cable television systems ("Systems") located in Georgia. The sale was consummated on December 2, 1997. None of the Systems, either individually or collectively, comprise a separate legal entity, but rather are included in one distinct operating unit referred to as the Gainsville Systems within the Company. RMG is selling its cable television systems serving subscribers located in Royston and Toccoa ("Royston/Toccoa Cable Systems").

     RMG will retain the remaining assets of the Gainsville Systems serving subscribers in Gainsville, Georgia ("Gainsville"). NCP Seven requires separate financial statements for Royston/Toccoa Cable Systems. Accordingly, these carve-out financial statements of the Royston/Toccoa Cable Systems have been prepared.

     PRESENTATION

     The accompanying financial statements represent the results of operations of the business associated with the Royston/Toccoa Cable Systems and the related assets used and liabilities incurred in the business. Throughout the periods covered by the financial statements, the operations of the Royston/Toccoa Cable Systems were conducted and accounted for as part of the Gainesville Systems. These financial statements have been carved-out from the historical accounting records of RMG.

     CARVE-OUT METHODOLOGY

     Service revenues, program fees, depreciation and amortization can be directly attributed to the Royston/Toccoa Cable Systems, while other direct expenses, selling, general and administrative expenses and management and consulting fees have been allocated to the Royston/Toccoa Cable Systems as described below. RMG management believes the bases used for the allocations are reasonable. However, these allocations are not necessarily indicative of the costs and expenses that would have resulted if the Royston/Toccoa Cable Systems had been operated as a separate entity and are not necessarily indicative of future operating results.

     Other direct expenses and selling, general and administrative expenses are directly incurred by the Gainesville Systems and have been allocated based principally on relative basic subscriber percentages between the Royston/Toccoa Cable Systems and Gainesville. Such expenses include employee and related employee benefit costs, professional services, supplies, occupancy costs, repair and maintenance and other costs included in other direct expenses and marketing, communications, data processing, professional services and overhead expenses included in selling, general and administrative expenses. As more fully described in Note 6-"Related Party Transactions", certain administrative services are provided by a related party and are charged to all affiliates based on relative basic subscriber percentages.

     Management and consulting fees represent an allocation of management fees charged by InterMedia Capital Management IV, L.P. ("ICM IV"), a California limited partnership and the former shareholder

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

     of RMG's parent company, InterMedia Capital Partners IV, L.P. ("ICPIV") (see Note 11 - "Subsequent Events"). These fees are charged at a fixed amount pursuant to a management agreement, initially determined by reference to ICP IV's total contributed capital. These fees are allocated based upon the allocated contributed capital of the Royston/Toccoa Cable Systems as compared to total contributed capital of all of the RMG systems (see Note 6-"Related Party Transactions").

     Generally, assets and liabilities can be directly attributed to the Royston/Toccoa Cable Systems. Certain prepaids, other assets and accrued liabilities were allocated based on relative basic subscriber percentages; such amounts will be retained by RMG.

     CASH AND INTERCOMPANY ACCOUNTS

     Under RMG's centralized cash management system, cash requirements of its individual operating units were generally provided directly by RMG and the cash generated or used by the Royston/Toccoa Cable Systems was transferred to/from RMG, as appropriate, through intercompany accounts. The intercompany account balances between RMG and the individual operating units are not intended to be settled. Accordingly, the balances are included in equity and all net cash generated from operations, investing activities and financing activities have been included in the Royston/Toccoa Cable Systems' "net distributions to parent" in the statement of cash flows.

     RMG maintains all debt which is used to fund and manage all of its operations on a centralized basis. Debt, unamortized debt issue costs and related interest expense have not been allocated to the Royston/Toccoa Cable Systems.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     REVENUE RECOGNITION

     Cable television service revenue is recognized in the period in which services are provided to customers. Deferred revenue represents revenue billed in advance and deferred until cable service is provided.

     PROPERTY AND EQUIPMENT

     Additions to property and equipment, including new customer installations, are recorded at cost. Self-constructed fixed assets include materials, labor and overhead. Costs of disconnecting and reconnecting cable service are expensed. Expenditures for maintenance and repairs are charged to expense as incurred. Expenditures for major renewals and improvements are capitalized. Gains and losses from disposals and retirements are included in earnings. Capitalized fixed assets are written down to recoverable values whenever recoverability through operations or sale of the systems becomes doubtful.

     Depreciation is computed using the double-declining balance method over the following estimated useful lives:


                                                              YEARS
                                                              -----
   Cable television plant                                     5 - 10
   Buildings and improvements                                   10
   Furniture and fixtures                                     3 - 7
   Equipment and other                                        3 - 10

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

     INTANGIBLE ASSETS

     The Royston/Toccoa Cable Systems have franchise rights to operate cable television systems in various towns and political subdivisions. Franchise rights are being amortized over the lesser of the remaining franchise lives or the base twelve-year term of ICP IV. The remaining lives of the franchises range from one to fifteen years.

     Goodwill represents the excess of acquisition costs over the fair value of net tangible and franchise assets acquired, and liabilities assumed, and is being amortized on a straight-line basis over the base twelve-year term of ICP IV.

     Capitalized intangibles are written down to recoverable values whenever recoverability through operations or sale of the systems assets becomes doubtful. The recoverability of the carrying value of intangible assets is reviewed on an annual basis to determine whether the projected cash flows, including projected cash flows from sale of the systems assets are sufficient to recover the unamortized cost of these assets.

     LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE DISPOSED OF

     The Royston/Toccoa Cable Systems have adopted Statement of Financial Accounting Standard No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Property and equipment and intangible assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. No impairment losses have been recognized for the years presented.

     INCOME TAXES

     Royston/Toccoa Cable Systems account for income taxes as if it were a separate entity using the asset and liability approach which requires the recognition of deferred tax assets and liabilities for the tax consequences of temporary differences by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

     The carrying value of receivables, payables, deferred revenue and accrued liabilities approximates fair value due to their short maturity.

     INTERIM FINANCIAL DATA (UNAUDITED)

     The interim financial data for the nine months ended September 30, 1997 and 1996 is unaudited; however, in the opinion of management, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods.

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

3.   INTANGIBLE ASSETS

     Intangible assets consist of the following:


                                    DECEMBER 31,
                               ----------------------
                                1996           1995
                               -------        -------
Franchise fees                 $    80        $    80
Franchise rights                 7,259          7,259
                               -------        -------
Accumulated amortization         7,339          7,339
                               -------        -------
                                (6,451)        (5,163)
                               -------        -------
                               $   888        $ 2,176
                               =======        =======


4.   PROPERTY AND EQUIPMENT

     Property and equipment consist of the following:


                                    DECEMBER 31,
                                ----------------------
                                 1996           1995
                                -------        -------
Land                            $     4        $     4
Cable television plant            2,827          2,754
Building and improvements            15              8
Furniture and fixtures               86             80
Equipment and other                 261            209
Construction-in-progress             95             --
                                -------        -------
                                  3,288          3,055
Accumulated depreciation         (1,922)        (1,579)
                                -------        -------
                                $ 1,366        $ 1,476
                                =======        =======

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

5.   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     Accounts payable and accrued liabilities consist of the following:


                                  DECEMBER 31,
                                ---------------
                                1996       1995
                                ----       ----
Income taxes payable            $376       $338
Accounts payable                  21         --
Accrued program costs             40         31
Accrued franchise fees            33         30
Accrued copyright fees            21         22
Accrued payroll costs             22         23
Other accrued liabilities         46         76
                                ----       ----
                                $559       $520
                                ====       ====


6.   RELATED PARTY TRANSACTIONS

     ICM IV provides certain management services to RMG (see Note 11 - "Subsequent Events") for a per annum fixed fee, of which 20% per annum is deferred and is payable in each following year. Prior to July 30, 1996 InterMedia Partners V, L.P., RMG's former parent company, managed the business of RMG for an annual management fee paid in equal monthly installments. Due to the fixed nature of the fee, changes in the operating units' allocated contributed capital resulting from acquisitions or dispositions within RMG result in changes in the allocation of the fee to constituent operating units, including the Royston/Toccoa Cable Systems. During 1996 and 1995, annual fees payable by RMG totaled $182 and $333, respectively, of which $8 and $14 has been charged to the Royston/Toccoa Cable Systems for those respective years.

     InterMedia Management, Inc. ("IMI") is wholly-owned by the managing general partner of ICM IV (see Note 11 - "Subsequent Events"). IMI entered into an agreement with RMG to provide accounting and administrative services at cost. Under the terms of the agreement, the expenses associated with rendering these services are charged to RMG and other affiliates based upon relative basic subscriber percentages. Management believes this method to be reflective of the actual cost. The costs charged to RMG have been charged to the Royston/Toccoa Cable Systems on the same basis. During 1996 and 1995, related IMI administrative fees charged to the Royston/Toccoa Cable Systems totaled $85 and $90, respectively. The accounting and administrative expenses charged are not necessarily indicative of the costs that would have been incurred if the Royston/Toccoa Cable Systems had been a separate entity.

     RMG's parent is owned, in part, by Tele-Communications, Inc. ("TCI"). As an affiliate of TCI, RMG is able to purchase programming services from a subsidiary of TCI. Management believes that the overall programming rates made available through this relationship are lower than the Royston/Toccoa Cable Systems could obtain separately. The TCI subsidiary is under no obligation to continue to offer such volume rates. Further, such rates are not available to any entity in which TCI does not have a substantial investment. Accordingly, program fees expense recognized is not

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

     necessarily indicative of the cost that would have been incurred if the Royston/Toccoa Cable Systems had been a separate entity. During 1996 and 1995, program fees expense includes services purchased from the TCI subsidiary of $406 and $310, respectively. Accounts payable and accrued liabilities include programming fees payable to the TCI subsidiary of $31 and $26 at December 31, 1996 and 1995, respectively.


7.   CABLE TELEVISION REGULATION

     Cable television legislation and regulatory proposals under consideration from time to time by Congress and various federal agencies have in the past, and may in the future, materially affect RMG and the cable television industry.

     The cable industry is currently regulated at the federal and local levels under the Cable Act of 1984, the Cable Act of 1992 ("the 1992 Act"), the Telecommunications Act of 1996 ("the 1996 Act") and regulations issued by the Federal Communications Commission ("FCC") in response to the 1992 Act. FCC regulations govern the determination of rates charged for basic, expanded basic and certain ancillary services, and cover a number of other areas including customer service and technical performance standards, the required transmission of certain local broadcast stations and the requirement to negotiate retransmission consent from major network and certain local television stations. Among other provisions, the 1996 Act will eliminate rate regulation on the expanded basic tier effective March 31, 1999.

     Current regulations issued in conjunction with the 1992 Act empower the FCC and/or local franchise authorities to order reductions of existing rates which exceed the maximum permitted levels and to require refunds measured from the date a complaint is filed in some circumstances or retroactively for up to one year in other circumstances. Management believes it has made a fair interpretation of the 1992 Act and related FCC regulations in determining regulated cable television rates and other fees based on the information currently available. However, complaints have been filed with the FCC on rates for certain franchises and certain local franchise authorities have challenged existing and prior rates. Further complaints and challenges could be forthcoming, some of which could apply to revenue recorded in 1996 and prior years. Management believes, however, that the effect, if any, of these complaints and challenges will not be material to the Royston/Toccoa Cable System's financial position or results of operations.

     Many aspects of regulation at the federal and local levels are currently the subject of judicial review and administrative proceedings. In addition, the FCC is required to conduct rulemaking proceedings to implement various provisions of the 1996 Act. It is not possible at this time to predict the ultimate outcome of these reviews or proceedings or their effect on Royston/Toccoa Cable Systems.

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

8.   COMMITMENTS AND CONTINGENCIES

     The Royston/Toccoa Cable Systems are committed to provide cable television services under franchise agreements with the State of Georgia for the remaining terms of the franchises. Franchise fees of up to 5% of gross basic and cable service revenues are payable under these agreements.

     The 1992 Act and related FCC regulations require that cable television operators obtain permission to retransmit major network and certain local television station signals. RMG has entered into long-term retransmission agreements with all applicable stations in exchange for in-kind and/or other consideration.

     The Royston/Toccoa Cable Systems are subject to litigation and other claims in the ordinary course of business. In the opinion of management, the ultimate outcome of any existing litigation or other claims will not have a material adverse effect on the Royston/Toccoa Cable Systems' financial position or results of operations.

     RMG has entered into pole rental agreements and leases certain of its facilities and equipment under non-cancelable operating leases. Minimum rental commitments for the next five years and thereafter under non-cancelable operating leases related to the Royston/Toccoa Cable Systems are as follows:

1997                                             $  24
1998                                                22
1999                                                15
2000                                                 1
2001                                                 1
Thereafter                                           6
                                                 -----
                                                 $  69
                                                 =====

     Rent expense, including operating rentals under cancelable and short-term lease arrangements, for the years ended December 31, 1996 and 1995 was $61 and $63, respectively.

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

9.   INCOME TAXES

     The net benefit for income taxes consists of the following:

                                                              DECEMBER 31,
                                                        -----------------------
                                                         1996              1995
                                                        -----             -----
Current income tax expense                              $(376)            $(338)
Deferred federal tax benefit                              446               577
Deferred state tax benefit                                 51                67
                                                        -----             -----
                                                        $ 121             $ 306
                                                        =====             =====


     Deferred income taxes relate to temporary differences as follows:

                                                             DECEMBER 31,
                                                       ------------------------
                                                       1996               1995
                                                       -----              -----
Property and equipment                                 $(289)             $(363)
Intangible assets                                        375                (48)
                                                       -----              -----
                                                       $  86              $(411)
                                                       =====              =====

     RMG's management has not established a valuation allowance to reduce the deferred tax assets because they believe it is more likely than not that the deferred tax assets will be realized by RMG.

     A reconciliation of the tax benefit computed at the statutory federal rate and the tax benefit reported in the accompanying statements of operations is as follows:

                                                                DECEMBER 31,
                                                             -------------------
                                                             1996           1995
                                                             ----           ----
Tax benefit at federal statutory rate                        $109           $274
State taxes  net of federal benefit                            12             32
                                                             ----           ----
                                                             $121           $306
                                                             ====           ====


10.  EMPLOYEE BENEFIT PLANS

     RMG participates in the InterMedia Partners Tax Deferred Savings Plan which covers all full-time employees who have completed at least one year of employment. The plan provides for a base employee contribution of 1% and a maximum of 15% of compensation. RMG's matching

ROYSTON/TOCCOA CABLE SYSTEMS
(A COMPONENT OF ROBIN MEDIA GROUP, INC.)

NOTES TO FINANCIAL STATEMENTS (IN THOUSANDS)

     contributions under the plan are at a rate of 50% of the employee's contribution, up to a maximum of 3% of compensation. The Royston/Toccoa Cable System's allocated portion is included in the statement of operations.


11.  SUBSEQUENT EVENTS

     PARTNERSHIP MODIFICATIONS

     Effective August 5, 1997, InterMedia Capital Management, LLC ("ICM-IV LLC"), a newly formed limited liability company, became the general partner of ICP IV, and ICM IV no longer holds a general partner interest in ICP IV. ICM-IV LLC is owned by IMI, the 95% managing member, and Robert J. Lewis, a 5% member, who is also the sole shareholder of IMI. ICM IV continues to provide management services to RMG.

                              PRO FORMA UNAUDITED
                              FINANCIAL STATEMENTS

     The Pro Forma Unaudited Statements of Operations data for the nine months ended September 30, 1997 and for the year ended December 31, 1996 give effect to the acquisition of the Royston/Toccoa Systems, a component of Robin Media Group, Inc., as if it had occurred on the first day of such periods.
The Pro Forma Unaudited Balance Sheet data as of September 30, 1997 give effect to the acquisition as if it had occurred on that date. The pro forma information is based upon (i) the Company's and (ii) the Royston/Toccoa Systems, a component of Robin Media Group, Inc., Statements of Operations for the year ended December 31, 1996 and for the nine months ended September 30, 1997, and the Company's and the Royston/Toccoa Systems, a component of Robing Media Group, Inc., Balance Sheets as of September 30, 1997, after giving effect to the acquisition under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the Pro Forma Unaudited Financial Statements.

     The Pro Forma Unaudited Financial Statements are intended for informational purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company that would have been realized had the acquisition occurred as of the dates or for the periods presented.

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997


                                           ROYSTON/TOCCOA     PRO FORMA        PRO FORMA
                                COMPANY        SYSTEMS       ADJUSTMENTS        COMBINED
                                -------    --------------    -----------      ------------

Service revenues.............   $ 9,912        $1,969         $    --          $ 11,881
Operating expenses:
  Operating..................     3,408           672              --             4,080
  General and
    administrative...........     1,858           387              --             2,245
  Management fees............       496             5              93 (a)           594
  Depreciation and
    amortization.............     3,843         1,020            (141)(b)         4,722
                                -------       -------         -------          --------
    Total operating
      expenses...............     9,605         2,084             (48)           11,641
                                -------       -------         -------          --------
Income from operations.......       307          (115)             48               240
  Interest expense...........    (1,898)           --            (801)(c)        (2,699)

  Other income (expense),
    net......................         4            46              --                50
                                -------       -------         -------          --------
Net loss.....................   $(1,587)      $   (69)        $  (753)         $ (2,409)
                                =======       =======         =======          ========

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP
                       PRO FORMA UNAUDITED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997





                                                 Royston/Toccoa      Pro Forma         Pro Forma
                                      Company       Systems         Adjustments        Combined
                                      -------    --------------     -----------        ----------
                                                     (Dollars in thousands)
Cash...............................   $   176       $    --         $  11,870 (c)      $    387
Accounts receivable................       447            288           11,659 (d)           735
Prepaids and other.................       139              9               (9)(d)           139
                                      -------       --------         --------          --------
    Total current assets...........       762            297              202             1,261
Property and equipment, net........    10,290          1,352            2,051 (d)        13,693
Intangibles, net...................    13,874             18            8,184 (d)        22,076
Other assets.......................        --            422             (422)(d)            --
                                      -------       --------         --------          --------
    Total assets...................   $24,926       $  2,089         $ 10,015          $ 37,030
                                      =======       ========         ========          ========
Accounts payable and other current
  liabilities......................   $ 1,718       $    465         $   (465)(d)      $  1,718
Subscriber prepayments.............       179            234               --               413
Due to affiliates..................       112              4               (4)(d)           112
Current portion of notes payable...     2,480             --           (1,480)(c)         1,000
                                      -------       --------         --------          --------
    Total current liabilities......     4,489            703           (1,949)            3,243
Notes payable......................    27,000             --           13,350 (c)        40,350
                                      -------       --------         --------          --------
    Total liabilities..............    31,489            703           11,401            43,593
Equity (deficit)...................    (6,563)         1,386           (1,386)(d)        (6,563)
                                      -------       --------         --------          --------
    Total liabilities and
      equity.......................   $24,926       $  2,089         $ 10,015          $ 37,030
                                      =======       ========         ========          ========

              NORTHLAND CABLE PROPERTIES SEVEN LIMITED PARTNERSHIP

                  PRO FORMA UNAUDITED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996


                                                  ROYSTON/TOCCOA      PRO FORMA      PRO FORMA
                                      COMPANY        SYSTEMS         ADJUSTMENTS     COMBINED
                                    -----------  ----------------  ---------------  -----------
                                                        (DOLLARS IN THOUSANDS)
Service revenues..................    $11,310        $2,580                --         $13,890
Operating expenses:
  Operating.......................      3,817           746                --           4,563
  General and
    administrative................      2,172           520                --           2,692
  Management fees.................        562             8               125 (e)         695
  Depreciation and
    amortization..................      4,847         1,631              (459)(f)       6,019
                                      -------        ------            ------         -------
  Total operating
    expenses......................     11,398         2,905              (334)         13,969
                                      -------        ------            ------         -------
Income (loss) from
  operations......................        (88)         (325)             (334)            (79)
  Interest expense................     (2,137)           --            (1,067)(g)      (3,204)
  Other income
    (expenses), net...............          9           125                --             134
                                      -------        ------            ------         -------
Net loss..........................    $(2,216)       $ (200)           $ (733)        $(3,149)
                                      =======        ======            ======         =======

             NOTES TO THE PRO FORMA UNAUDITED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)

     (a) To eliminate historical management fees of the Royston/Toccoa Systems and record management fees based on the Company's Management Agreement of 5.0% of gross revenues.

     (b) To eliminate the Royston/Toccoa Systems' historical depreciation and amortization expense and record expense, for the nine months ended September 30, 1997, based upon the allocation of purchase price to various categories of assets using methods and terms consistent with those utilized by the Company. Adjustments for the Royston/Toccoa Systems are as follows:

                              ELIMINATE    RECORD
                              ---------    ------
                              $ 1,020       $879
                              =======       ====


     (c) To record borrowings under the Senior Credit Facility of $11,870 in connection with the Acquisition and the related interest expense.

     (d) To record the cost of the Royston/Toccoa Systems totaling $11,360, including step-ups in historical property and equipment basis to $3,403, and franchise and other intangible costs to $7,957, based upon the Company's allocation of purchase price and loan fees of $245. An Escrow deposit of $145 is released as partial payment for the Royston/Toccoa Systems. Net accounts receivable over subscriber prepayments are assumed to be acquired for an additional $54. The Royston/Toccoa Systems' historical basis in assets acquired or liabilities assumed are eliminated including prepaids and other assets, accounts payable and other current liabilities, due to affiliates and equity.

     (e) To eliminate historical management fees of the Royston/Toccoa
Systems and record management fees based on the Company's Management Agreement of 5.0% of revenues.

     (f) To eliminate the Royston/Toccoa Systems' historical depreciation and amortization expense and record expense for 1996 based upon the allocation of purchase price to various categories of assets using methods and terms consistent with those utilized by the Company. Adjustments for the Royston/Toccoa Systems are as follows:

                                                               ELIMINATE     RECORD
                                                               ---------     ------
                                                                $ 1,631      $1,172
                                                                =======      ======



     (g) To record interest on borrowings under the Senior Credit Facility of $11,870 in connection with the Acquisition.